UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2017

AVISTA CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State of other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1411 East Mission Avenue, Spokane, Washington	99202-2600
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	509-489-0500
Web site: http://www.avistacorp.com

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events
Item 8.01 Other Events.
On September 14, 2017, Avista Corporation (Avista Corp. or the Company) and Hydro One Limited (Hydro One) filed Applications requesting regulatory approval of the proposed merger of the two companies that was announced on July 19, 2017. The applications have been filed with state utility commissions in Washington, Idaho, Oregon, Montana, and Alaska, as well as with the Federal Energy Regulatory Commission (FERC), requesting approval of the transaction on or before August 14, 2018.
To complete the transaction, approvals must be obtained from the agencies named above, as well as the Federal Communications Commission (FCC). Also required is clearance by the Committee on Foreign Investment in the United States, and compliance with applicable requirements under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as the satisfaction of customary closing conditions. The filings with these agencies will be made in the coming months. The merger must also be voted upon by Avista Corp. shareholders and receive a majority vote in favor. The Company filed the preliminary proxy statement associated with the Avista Corp. shareholder vote on September 14, 2017. The transaction is expected to close in the second half of 2018.
A press release announcing the regulatory filings is furnished as Exhibit 99.1.
Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated September 14, 2017, which is being furnished pursuant to Item 8.01.

Neither the furnishing of any press release as an exhibit to this Current Report nor the inclusion in such press releases of a reference to Avista Corp.'s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report. The information available at Avista Corp.'s Internet address is not part of this Current Report or any other report furnished or filed by Avista Corp. with the Securities and Exchange Commission.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date:	September 14, 2017	/s/ Mark T. Thies
Mark T. Thies
Senior Vice President,
Chief Financial Officer, and Treasurer